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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): August 4, 1998



                            ENTERPRISE SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)


  Delaware                         0-18034                       68-015837
(State or other                  (Commission                   (IRS Employer
jurisdiction of                    File No.)                 Identification No.)
incorporation)


                 38705 Seven Mile Road, Livonia, Michigan 48152
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (248) 380-6070


          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         On August 4, 1998, the Issuer entered into an Agreement of Merger among the Issuer, Software Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of the Issuer, and REVIVE Technologies Incorporated, a Delaware corporation. The Issuer issued a press release in connection with signing the Agreement of Merger, a copy of which is attached as an exhibit to this Form 8-K.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

      (c)    Exhibits.      The following exhibit is filed herewith:

             Exhibit No.                      Description

             99                               Press Release dated August 4, 1998




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ENTERPRISE SOFTWARE, INC.



August 11, 1998                      By: /s/ Andre A. Blay
                                        --------------------------
                                         Andre A. Blay
                                         Chairman of the Board and
                                         Chief Executive Officer




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                              INDEX TO EXHIBITS

EXHIBIT NO.                                     DESCRIPTION
------- ---                                     -----------

     99                                     Press Release dated August 4, 1998